UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021 (June 4, 2021)

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd., Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 814-7774

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4 © under the Exchange Act (17 CFR 240.13©(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2021, Digital Ally Healthcare, Inc. (“Digital Healthcare”), a recently formed, wholly owned subsidiary of Digital Ally, Inc. (the “Company”), and Nobility DAH LLC (“DAH”) entered into that certain Nobility Healthcare, LLC Operating Agreement (the “Operating Agreement) Nobility intends to engage in the revenue cycle management (“RCM”) business, servicing the medical industry. Digital Healthcare committed to invest up to $13.5 million into Nobility in consideration of its receipt of a 51% ownership interest. There was no material relationship between DAH and the Company prior to this transaction.

The operating agreement contemplates that Nobility LLC, an affiliate of DAH, will manage the venture with certain administrative assistance from Digital Healthcare. Under the Operating Agreement, Nobility may be dissolved, upon the occurrence of, for example, the issuance of a decree of dissolution; the approval of its members; or a merger or other disposition of Nobility’s assets.

The foregoing is a summary and does not purport to be a complete description of all terms and conditions of the form of Operating Agreement of Digital Healthcare, LLC which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 8.1 Other Events

On June 7, 2021, the Company issued a press release entitled “Digital Ally Forms New Business Unit to Pursue Healthcare market Opportunities”. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Form of Operating Agreement of Digital Healthcare, LLC dated June 1, 2021
Exhibit 99.1	Text of press release entitled “Digital Ally Forms New Business Unit to Pursue Healthcare market Opportunities” dated June 7, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2021

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer